UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2026

NRC Health
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

National Research Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2026, National Research Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the following amendments to the Company’s certificate of incorporation (the “Amendments”):

●	Removed certain supermajority voting requirements in Article 6 of the certificate of incorporation;
●	Removed the restrictions on removal of directors without cause;
●
Changed the voting requirement for stockholder action by written consent in lieu of a meeting from unanimous to the voting power that would be required to give effect to the action if it were approved at a meeting; and

●	Certain clarifying, conforming, and ministerial changes.

The Company filed an Amended and Restated Certificate of Incorporation reflecting the Amendments (the “A&R Charter”) with the Delaware Secretary of State, which became effective on June 24, 2026.

Also on June 23, 2026, the Company’s Board of Directors approved an amendment to the Company’s Bylaws changing the voting requirement for stockholder action by written consent to conform to the A&R Charter, which became effective upon the effectiveness of the A&R Charter.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R Charter and the Second Amended and Restated Bylaws of the Company, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 23, 2026. Six proposals were voted on at the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 8, 2026 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.
Paul Bhandari, Donald M. Berwick, Trent Green, Michael D. Hays, Stephen H. Lockhart, John N. Nunnelly, and Penny A. Wheeler were elected to serve as directors for one-year terms to expire at the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Paul Bhandari	19,869,094	144,401	2,662	1,420,425
Donald M. Berwick	19,776,345	238,630	1,182	1,420,425
Trent Green	19,997,202	17,773	1,182	1,420,425
Michael D. Hays	19,819,694	195,285	1,178	1,420,425
Stephen H. Lockhart	19,825,289	187,850	3,018	1,420,425
John N. Nunnelly	19,218,370	796,250	1,537	1,420,425
Penny A. Wheeler	19,869,866	144,144	2,147	1,420,425

2.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026 was ratified:
For	Against	Abstain	Broker Non-Votes
21,295,108	141,122	352	—

3.	The compensation of the Company’s named executive officers as described in the Proxy Statement was approved on an advisory and non-binding basis:
For	Against	Abstain	Broker Non-Votes
17,065,968	2,894,973	55,216	1,420,425

4.	The amendment to the Company’s certificate of incorporation to remove certain supermajority voting requirements was approved:
For	Against	Abstain	Broker Non-Votes
18,989,629	968,542	57,986	1,420,425

5.	The amendment to the Company’s certificate of incorporation to delete restrictions on the removal of Directors without cause was approved:
For	Against	Abstain	Broker Non-Votes
19,944,408	16,623	55,126	1,420,425

6.	The amendment to the Company’s certificate of incorporation to change the voting requirement for stockholder action by written consent in lieu of a meeting was approved:
For	Against	Abstain	Broker Non-Votes
18,924,433	1,038,961	52,763	1,420,425

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation of NRC Health, dated June 24, 2026.

3.2	Amended and Restated Bylaws of NRC Health as of June 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRC HEALTH
(Registrant)

Date: June 29, 2026	By:	/s/ Shane Harrison
Shane Harrison
Chief Financial Officer